                                                                    EXHIBIT 99.3

Oct-2001                           1995-A                                 Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,846,311,830.52
Beginning of the Month Finance Charge Receivables:              $159,595,970.84
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,005,907,801.36

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $2,777,933,706.23
End of the Month Finance Charge Receivables:                    $150,634,794.59
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $2,928,568,500.82

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,931,000,000.00
End of the Month Transferor Amount                              $846,933,706.23
End of the Month Transferor Percentage                                   30.49%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

    30-59 Days Delinquent                                        $72,815,795.56
    60-89 Days Delinquent                                        $47,530,786.27
    90+ Days Delinquent                                          $85,701,109.08

    Total 30+ Days Delinquent                                   $206,047,690.91
    Delinquent Percentage                                                 7.04%

Defaulted Accounts During the Month                              $21,585,338.91
Annualized Default Percentage                                             9.10%
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Oct-2001                           1995-A                                Page 2


Principal Collections                                           $360,466,089.82
Principal Payment Rate                                                   12.66%

Total Payment Rate                                                       13.59%

INITIAL INVESTED AMOUNTS
    Class A Initial Invested Amount                             $368,000,000.00
    Class B Initial Invested Amount                              $32,000,000.00
                                                                ---------------
TOTAL INITIAL INVESTED AMOUNT                                   $400,000,000.00

INVESTED AMOUNTS
    Class A Invested Amount                                     $368,000,000.00
    Class B Invested Amount                                      $32,000,000.00
                                                                ---------------
TOTAL INVESTED AMOUNT                                           $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.05%

PRINCIPAL ALLOCATION PERCENTAGE                                          14.05%

MONTHLY SERVICING FEE                                               $500,000.00

INVESTOR DEFAULT AMOUNT                                           $3,033,446.82

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   92.00%

    Class A Finance Charge Collections                            $6,682,069.78
    Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $6,682,069.78

    Class A Monthly Interest                                        $879,366.67
    Class A Servicing Fee                                           $460,000.00
    Class A Investor Default Amount                               $2,790,771.07

TOTAL CLASS A EXCESS SPREAD                                       $2,551,932.04

REQUIRED AMOUNT                                                           $0.00
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Oct-2001                           1995-A                                Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

    Class B Finance Charge Collections                              $581,049.55
    Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $581,049.55

    Class B Monthly Interest                                         $79,497.78
    Class B Servicing Fee                                            $40,000.00

TOTAL CLASS B EXCESS SPREAD                                         $461,551.77

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $3,013,483.81

    Excess Spread Applied to Required Amount                              $0.00

    Excess Spread Applied to Class A Investor Charge Offs                 $0.00

    Excess Spread Applied to Class B Items                          $242,675.75

    Excess Spread Applied to Class B Investor Charge Offs                 $0.00

    Excess Spread Applied to Monthly Cash Collateral Fee             $27,555.56

    Excess Spread Applied to Cash Collateral Account                      $0.00

    Excess Spread Applied to Reserve Account                              $0.00

    Excess Spread Applied to other amounts owed to
    Cash Collateral Depositor                                             $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $2,743,252.50
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Oct-2001                           1995-A                                Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,127,273.54

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                             $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                       $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                         $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                               $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                       $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             4.78%
    Base Rate (Prior Month)                                               5.75%
    Base Rate (Two Months Ago)                                            5.90%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             5.48%

    Portfolio Yield (Current Month)                                      12.69%
    Portfolio Yield (Prior Month)                                        10.45%
    Portfolio Yield (Two Months Ago)                                     12.94%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.03%
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Oct-2001                           1995-A                                Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

    Class A Principal Collections                                $46,604,704.24

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

    Class B Principal Collections                                 $4,052,582.99

TOTAL PRINCIPAL COLLECTIONS                                      $50,657,287.23

INVESTOR DEFAULT AMOUNT                                           $3,033,446.82

REALLOCATED PRINCIPAL COLLECTIONS                                         $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $53,690,734.05

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                              $52,000,000.00
    Available Cash Collateral Amount                             $52,000,000.00
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Oct-2001                           1995-A                                Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                    $0.00
    Class B Interest Rate Cap Payments                                    $0.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                           First USA Bank, National Association
                                           as Servicer

                                           By:    /s/ Tracie Klein
                                                  -----------------------------
                                                  Tracie H. Klein
                                                  First Vice President